Endurance Specialty Holdings Ltd.

4th Quarter 2008

Forward Looking Statements & Regulation G Disclaimer

Safe Harbor for Forward Looking Statements

Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-
looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, developments in the world’s financial and capital markets that could adversely affect the performance of Endurance’s investment portfolio or access to capital, changes in the composition of Endurance’s investment portfolio, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current legislation and regulatory initiatives, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.

The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.

Total premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Total premiums written represents gross premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that total premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  Total premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of
Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Agenda

Appendix

4.

Review of Financial Results

3.

Financial Strength Summary

2.

Endurance Overview

1.

2008 – A Year in Review

2008 Was a Challenging Year

Endurance Performed Well

Industry Capital Position was
significantly reduced

> $25 Billion of Catastrophe and
large risk losses

$50 - $100+ Billion of
investment portfolio declines

Significant impairment of several
large industry participants

Some competitors behaving
irrationally

Soft market conditions continued
across most lines of business

Agriculture lines impacted by
turmoil

Spring flooding in the mid west
and drought conditions in other
parts of the U.S.

Volatile commodity prices

Despite market turmoil, book value per
share declined only 5.7% during 2008

2.8% decline when dividends are
added back

Ended the year with a strong balance
sheet and excellent liquidity

Ike and Gustav losses were within
expectations and have not grown beyond
initial estimates

Net written premiums grew 13% in 2008

Driven by ARMtech acquisition

Offset non renewal of reinsurance
business that does not meet
profitability targets

ARMtech performed very well in a tough
year

Expanded policy counts

Generated a combined ratio of 95%

Grow/Shrink Product
Lines Based on
Market Conditions

Endurance’s Aspiration

Portfolio
Management

Technology
and
Discipline

Capital
Management

Specialization

To become the best
specialty insurance and
reinsurance company in
the world

Industry Expertise

Relationships

Generating Significant Shareholder Value

Maintaining Strong ROE

Growing Book Value Per Share

Producing Stable Underwriting
Results

Underwriting Tenure

Maintain Diversity of Risks

Technical Underwriting

Extensive Modeling Capability

Exposure Monitoring and
Management

Strong, Efficient and
Flexible Capital Base

Excellent Liquidity

Prudent Investment
Management

Focus on Data Quality

Leveraging Our Core Strengths

Operating within an industry
leading ERM culture

Endurance Overview

We have a high quality balance
sheet with excellent capitalization,
liquidity and ratings

Financial results have been strong

Endurance is well positioned with a
strong, scaleable and globally
diversified franchise

Established specialty operations in the United States,
Bermuda, United Kingdom, Continental Europe and
Asia

Strong diversification by product line, geography, and
distribution source

We are leveraging our investments in people,
technology and infrastructure to capitalize on current
market opportunities

$2.8 Billion of total capital, with low cost structure,
conservative investments and reserves, and active
capital management

Excellent Liquidity with > $1 Billion of annual portfolio
cash flows and $1.33 Billion of credit and equity
facilities

A (Excellent) ratings from AM Best and S&P.
Endurance received highest ERM ranking of “Excellent”
from Standard & Poor’s

Inception to date annualized Net Income ROE of ~13%

Inception to date combined ratio of 92.3%

Total return of 76% since 2002 as measured by
increase in book value plus dividends paid

Our Book of Business is Well Diversified

Total Written Premiums of $2.3 Billion*

By Segment

37%

63%

Reinsurance

Insurance

* Includes deposit premiums, based on the 12 months ended December 31, 2008

By Product Type

By Duration of Risk

35%

65%

Long Tail

Short Tail

By Distribution

Aon Benfield

Independent
Agents

Marsh

Willis

Other

Property - Insurance

Casualty - Insurance

Workers’ Compensation

Healthcare Liability

Professional Lines

Catastrophe

Casualty - Reinsurance

Property - Reinsurance

Agriculture - Reinsurance

Aerospace and Marine

Agriculture - Insurance

Surety and Other Specialty

Reinsurance Segment Differentiation

Reinsurance Total Written
Premiums of $825 million*

By Line of Business

* Includes deposit premiums, based on the 12 months ended December 31, 2008

Catastrophe

38.2%

Property

23.7%

Agriculture

2.6%

Casualty

19.7%

Aerospace and Marine

9.9%

Surety and other specialty

5.9%

Endurance differentiates its reinsurance by:

Focusing on clients that are at the forefront of their
specialty

Having industry experts head each business unit

Leading the market in performance of value added claims
and underwriting audits

Strategically located in key global reinsurance markets
(Bermuda, NY, London, Zurich, Singapore)

Property catastrophe business

Leading underwriter of world wide catastrophe risk

Proprietary modeling technology

Cycle exists, but market remains technically driven

Peak exposures include US Wind, CA Earthquake,
European Wind/Flood

Excellent long term profitability even with large cats

Non Property Lines of Business

Reduced premiums in 2008 due to increased competition

Insurance  Segment Differentiation

Insurance Total Written
Premiums of $1.4 billion*

By Line of Business

Casualty

8.5%

Professional
Lines

10.0%

Healthcare
Liability

5.6%

Property

11.2%

Workers’
Compensation

16.3%

Agriculture

48.4%

* Based on the 12 months ended December 31, 2008

Technology, expertise and distribution will
    allow us to optimize cycle performance

Bermuda

Excess casualty, D&O and healthcare:

Leading market providers

Mature portfolio

Volatile classes of casualty insurance require highly
specialized underwriting and have produced strong
historical results

U.S. Based Insurance

Specialty excess and surplus insurance, workers’
compensation and agriculture

Diversification, capital utilization and return potential
significantly enhanced by ARMtech acquisition

Specialized teams of underwriters added to further
expand and diversify E&S operations

Industry Leading Risk Management and Transparency

Enterprise Risk Management has been a focus of
Endurance since inception

Risk management is infused into our culture

Integrated underwriting system measures company wide
exposure at the contract level to identify concentration risk

Significant emphasis placed on pricing, reserving and
claims monitoring

Completion of extensive client audits

Investment portfolio is prudently managed to avoid excess
risk

Endurance’s ERM was rated “Excellent” by S&P in 2008

First class of 2001 and youngest company to achieve the
designation

Only 4% of companies in the U.S. and Bermuda have
achieved the top recognition of excellent

Management is committed to providing industry leading
transparency

Detailed investment information provided in financial
supplement and in SEC documents

Complete global loss triangles reported in early February 2008

S&P ERM Scores for North
America and Bermuda Companies

Weak, 5%

Excellent,
5%

Strong,
10%

Adequate
with
Positive
Trend,
10%

Adequate,
71%

Source: Standard and Poor’s (as of April 2008)

Portfolio Management: A Case Study

Endurance manages a portfolio of diversified lines of
business

Share risk management expertise across lines of
business

Shrink/expand lines of business as market conditions
warrant

Exit lines of business that become unattractive

Workers’ Compensation – a case study

California market identified as an opportunity

Selected a business partner (MGU) who provided
technology and distribution expertise

Entered the market writing insurance products to a
niche market (small, regional company focus through
independent agents)

Ramped up the business to over 100,000 policies in
three years

Exiting the business in 2009 as market conditions are
deteriorating

Loss cost trends are expected to erode

Competitive pressures increasing

Workers’ Compensation Insurance

Net Written Premiums

$400

$350

$300

$250

$200

$150

$100

$50

$0

2005

2006

2007

2008

$262

$94

$0

$233

Agenda

Appendix

4

Review of Financial Results

3

Financial Strength
Summary

2

Endurance Overview

1

Strong Balance Sheet with Active Capital Management

$1,300

$1,213

$1,309

$1,318

$1,091

$762

$345

$650

$364

$780

$1,221

$1,245

$200

$200

$200

$200

$103

$391

$447

$447

$449

$447

$150

$150

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

$3,500

2003

2004

2005

2006

2007

2008

Common Share Capital

Retained Earnings

Preferred Equity

Debt

Contingent Equity

Strong and Flexible
Capital Structure

$, Millions

$1,748

$2,254

$2,320

$2,745

$20

$92

$52

$10

$312

$153

$21

$50

$62

$66

$64

$59

$0

$50

$100

$150

$200

$250

$300

$350

$400

2003

2004

2005

2006

2007

2008

Repurchases

Dividends

$, Millions

$1.1 Billion of Capital
Returned to Shareholders
(Inception to date)

$41

$142

$114

$76

$376

$3,111

$2,805

$212

Endurance’s Balance Sheet Strength as of December 31, 2008

High quality assets with low counterparty risk

Cash and invested assets of $5.4 Billion (*)

Average credit rating of AAA

Limited investments in troubled financial institutions

Conservative portfolio strategy has protected balance sheet

Very low exposure to reinsurance counterparties or other credit risk

Significant reserve base and careful attention to setting of reserves

Total reserves of $3.2 Billion

IBNR represents 64% of total reserves (> 80% of long tail casualty reserves are
IBNR)

Global schedule P reserve analysis disclosed annually highlights reserve position and commitment to transparency

Efficient and stable capital structure, with low leverage

Total capital of $2.8 Billion

Common Equity $2.0 Billion

Preferred Equity $0.20 Billion

Long Term Debt $0.45 Billion

Contingent Common Equity $0.15 Billion

Excellent Financial Strength Ratings:

S&P: A (stable)   Upgraded December 2006.  ERM considered “Excellent”.

AM Best A (stable)  Upgraded December 2007.

Moody’s: A2 (stable)

                  (*) = Includes investments pending settlement, net

Endurance’s Reserve Strength as of December 31, 2008

$0

$500

$1,000

$1,500

$2,000

Short Tail

Long Tail

Other

Total

Short Tail

Long Tail

Other

Total

Case Reserves

IBNR

(in millions)

$96.8

$1,241.7

$320.4

$1,658.9

$1,633.8

$740.8

$818.2

$74.8

Insurance Segment

Reinsurance Segment

Endurance maintains prudent reserve levels*

IBNR represents 64% of company reserves

80% of long tail reserves are IBNR

* Prior to deposit accounting adjustments

Maintain Excellent Liquidity Position

Cash and cash equivalents of $1.1 billion at 12/31/08 (*)

Consists primarily of bank deposits, US Government/Agency securities, and money market funds invested in US Government / Agency securities

High quality fixed income investment portfolio, including fixed maturity securities and short term investments, of $4.0 billion at 12/31/08 with strong cash flows

Portfolio generates annual principal and interest payments of > $1 billion

Short duration of 2.3 years

$1.2 billion credit facility (matures 2012)

Provides capacity for very low cost borrowings (LIBOR + max of 38 bps) and letters of credit

> $500 million of unused capacity at 12/31/08

Widely syndicated facility with 16 participant banks

$150 million variable forward sale of equity can be drawn upon quickly through 2010

Positive operating cash flows provide additional flexibility and liquidity

             (*) Includes investments pending settlement, net

Investment Portfolio Composition as of December 31, 2008

Cash and Cash

Equivalents 20%

ABS 5%

Agency RMBS 21%

Preferred Equity

1%

MBS 17%

Government &

Agency 18%

Other Investments

5%

Municipals 2%

Investment Grade

Corporates 10%

High Yield

Corporates 1%

AAA 28%

US

Government

& Agency

36%

Other

Investments

5%

Cash and

Cash

Equivalents

20%

AA 3%

A 6%

BBB 1%

High Yield 1%

Diversified, high quality, short duration fixed income portfolio

Average rating – Aaa/AAA

Duration –  2.3 years

Book Yield –  4.45%

Market yield – 5.14%

No sub-prime mortgage backed securities.

No credit or interest rate derivatives.

No exposure to Fannie Mae and Freddie Mac preferred equity or subordinated debt or any security issued by Washington Mutual

NOTES: (a) “Other Investments” includes hedge funds and high yield bank loan funds

              (b)  Includes investments pending settlement, net

              (c)  Includes agency RMBS and CMBS

Total Invested Assets $5.4 Billion

Total Portfolio Rating Allocation

Total Portfolio Sector Allocation

(a)

(b)

(a)

(c)

(b)

Agenda

Appendix

4

Review of Financial
Results

3

Financial Strength Summary

2

Endurance Overview

1

Strong Financial Performance

Combined Ratio

19.9%

25.7%

23.8%

16.5%

-11.9%

17.3%

8.5%

-6.9%

9.1%

19.9%

22.0%

12.8%

-15%

-10%

-5%

0%

5%

10%

15%

20%

25%

30%

2003

2004

2005

2006

2007

2008

Endurance

Peers*

Annualized Operating
Return on Average Equity

Inception to 12/31/08 combined ratio of 92.3%

Inception to 12/31/08 Operating ROE of 14.0%**

* Composite peer median based on SNL data, Platinum, Allied World, Arch, Ren Re, IPC re, Axis,
Transatlantic, Everest, Partner Re, Montpelier and Max Capital

** Inception to 12/31/08 Net Income ROE of 13.0%.

81.5%

85.8%

79.9%

123.5%

84.7%

93.5%

84.9%

116.3%

90.4%

81.0%

83.6%

94.6%

0%

20%

40%

60%

80%

100%

120%

140%

2003

2004

2005

2006

2007

2008

Endurance

Peers*

Portfolio Management Has Generated Stable Premiums

$1.8

$1.9

$1.8

$2.3

$1.6

$1.7

$1.6

$1.7

$1.8

$1.7

$1.6

$1.8

$0

$1

$1

$2

$2

$3

2003

2004

2005

2006

2007

2008

Gross Premiums Written

Net Premiums Written

Premiums Written*

(in millions)

* Includes deposit premiums

We actively manage the
portfolio by entering new
attractive business while
exiting or reducing premiums
in less attractive lines

Disciplined cycle
management has resulted
in underlying product mix
shifting significantly over
time

Result of active portfolio
and cycle management
and well timed acquisitions
has been stable premiums

Healthcare Liability
Catastrophe
Aerospace
Surety & Other Specialty
Casualty - Insurance
Agriculture - Reinsurance
Professional Lines
Property - Insurance
Casualty - Reinsurance
Property - Reinsurance
Workers' Compensation
Agriculture - Insurance
Marine

Endurance
YOUR RISK IS OUR FOCUS

Underwriting Has Been Strong

89.0%

89.9%

90.7%

94.0%

95.2%

142.9%

59.7%

54.4%

66.3%

82.7%

81.1%

79.2%

76.8%

0%

25%

50%

75%

100%

125%

150%

175%

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, from inception through 12/31/08 and is before deposit accounting adjustments.

Inception to Date Underwriting
Ratio is 82.0%*

Delivering Shareholder Value

$0

$10

$20

$30

$40

$50

2003

2004

2005

2006

2007

2008

$, Millions

Fully Diluted Book Value Per
Common Share

$24.03

$27.91

$23.17

$28.87

$35.05

$33.06

Since 2003, fully diluted book value
per share has grown nearly 38%

During 2008, fully diluted book value
per share declined 5.7%

Adversely impacted by the hurricanes
and credit markets

Includes $1.00 of dividends

Peers* have experienced an average
decline in book value of 6.6% in 2008

Endurance has paid $5.13 per share
in dividends to shareholders since the
beginning of 2003

* Composite peer average based on peer data, Allied World, Ren Re, Axis, Transatlantic, Everest,
Partner Re, and Max Capital

Conclusion

Endurance is well positioned to take advantage of market opportunities

Our insurance and reinsurance operations are firmly established in
Bermuda, the US, UK, Continental Europe, and Asia

Our infrastructure is scaleable

Experienced underwriters who fully comprehend cycle dynamics

We have a high quality balance sheet with excellent capitalization, liquidity and ratings

Our clients and brokers see Endurance as source of strength and transparency and a “go to” market

We have generated strong underwriting and investment returns coupled with active capital management

Achieved success across market cycles and through periods of historic catastrophe losses

Agenda

Appendix

4

Review of Financial Results

3

Financial Strength Summary

2

Endurance Overview

1

Appendix – Consolidated Statements of Income

YEAR ENDED

DEC. 31, 2008

DEC. 31, 2007

DEC. 31, 2006

UNDERWRITING REVENUES

Gross premiums written

$2,246,420

$1,781,115

$1,789,642

Premiums ceded

(462,130)

(206,140)

(204,078)

Net premiums written

$1,784,290

$1,574,975

$1,585,564

Change in unearned premiums

(17,805)

19,825

53,010

Net premiums earned

$1,766,485

$1,594,800

$1,638,574

Other underwriting (loss) income

(3,973)

1,602

1,390

Total underwriting revenues

$1,762,512

$1,596,402

$1,639,964

UNDERWRITING EXPENSES

Losses and loss expenses

$1,135,431

$749,081

$827,630

Acquisition expenses

299,913

307,576

317,489

General and administrative expenses

216,365

217,269

190,373

Total underwriting expenses

$1,651,709

$1,273,926

$1,335,492

Underwriting income

$110,803

$322,476

$304,472

OTHER OPERATING REVENUE

Net investment income

$130,176

$281,276

$257,449

Interest expense

(30,171)

(30,125)

(30,041)

Amortization of intangibles

(10,675)

(5,286)

(4,600)

Total other operating revenue

$89,330

$245,865

$222,808

INCOME BEFORE OTHER ITEMS

$200,133

$568,341

$527,280

OTHER

Net foreign exchange (losses) gains

($53,704)

($7,970)

$21,021

Net realized losses on investments

(57,366)

(18,302)

(20,342)

Income tax expense

9,561

(20,962)

(29,833)

NET INCOME

$98,624

$521,107

$498,126

Preferred dividends

(15,500)

(15,500)

(15,500)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS

$83,124

$505,607

$482,626

Diluted earnings per common share

$1.32

$7.17

$6.73

Appendix – Consolidated Balance Sheets

DEC. 31, 2008

SEPT. 30, 2008

JUNE 30, 2008

MAR. 31, 2008

DEC. 31, 2007

ASSETS

Cash and cash equivalents

$1,061,994

$514,875

$656,158

$549,692

$567,825

Fixed income investments available for sale, at fair value

3,875,137

4,359,085

4,556,575

4,663,097

4,589,054

Short term investments available for sale, at fair value

111,333

136,624

---

---

12,646

Preferred equity securities

25,360

39,731

48,078

47,370

58,536

Other investments

284,263

338,151

366,886

369,347

358,128

Premiums receivable, net

609,387

767,526

780,838

785,493

723,832

Deferred acquisition costs

160,870

202,912

194,390

184,646

168,968

Securities lending collateral

112,940

134,256

153,062

241,343

173,041

Prepaid reinsurance premiums

149,591

205,284

205,454

268,442

122,594

Losses recoverable

587,533

643,732

590,825

454,170

276,261

Accrued investment income

30,872

32,893

37,930

33,650

38,543

Goodwill and intangible assets

200,791

202,682

205,635

208,202

206,632

Deferred tax assets

20,691

31,978

14,788

17,702

---

Receivable on pending investment sales

3,104

196,481

2,070

2,131

3,209

Other assets

68,303

63,002

73,667

50,630

60,791

TOTAL ASSETS

$7,302,169

$7,869,212

$7,886,356

$7,875,915

$7,360,060

LIABILITIES

Reserve for losses and loss expenses

$3,235,456

$3,278,934

$3,080,274

$2,928,427

$2,892,224

Reserve for unearned premiums

885,488

1,201,292

1,222,830

1,269,318

855,085

Deposit liabilities

58,622

85,701

89,718

105,115

108,943

Reinsurance balances payable

263,260

320,615

272,901

224,223

251,806

Securities lending payable

115,603

135,853

153,062

241,343

173,041

Debt

447,468

447,413

448,793

448,978

448,753

Payable on pending investment purchases

9

44,621

3,902

704

426

Deferred tax liability

---

---

---

---

922

Other liabilities

88,980

86,066

80,981

119,633

116,601

TOTAL LIABILITIES

$5,094,886

$5,600,495

$5,352,461

$5,337,741

$4,847,801

SHAREHOLDERS’ EQUITY

Preferred shares

Series A, non-cumulative

$8,000

$8,000

$8,000

$8,000

$8,000

Common shares

57,203

57,657

59,642

60,098

60,364

Additional paid-in capital

1,029,363

1,042,511

1,107,219

1,127,594

1,165,300

Accumulated other comprehensive (loss) income

(132,665)

(86,146)

(5,282)

62,705

57,725

Retained earnings

1,245,382

1,246,695

1,364,316

1,279,777

1,220,870

TOTAL SHAREHOLDERS’ EQUITY

$2,207,283

$2,268,717

$2,533,895

$2,538,174

$2,512,259

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY

$7,302,169

$7,869,212

$7,886,356

$7,875,915

$7,360,060

check

Book value per common share

$35.76

$36.55

$39.97

$39.83

$38.94

Diluted book value per common share (treasury stock method)

$33.06

$33.68

$36.72

$36.00

$35.05

Appendix – Total Gross Written Premiums by Line of
Business

DEC. 31, 2008

DEC. 31, 2007

DEC. 31, 2006

       INSURANCE SEGMENT

Property

$159,408

$134,161

$173,292

Casualty

120,867

125,124

128,933

Healthcare liability

80,692

92,361

106,988

Workers’ compensation

232,828

262,228

93,779

Agriculture

690,318

42,242

-

Professional lines

142,253

85,440

73,753

TOTAL INSURANCE

$1,426,366

$741,556

$576,745

       REINSURANCE SEGMENT

Casualty

$162,453

$201,032

$400,111

Property

195,849

228,796

318,883

Catastrophe

315,262

345,187

291,755

Agriculture

21,483

131,325

107,104

Aerospace and Marine

81,334

92,882

180,203

Surety and other specialty

48,764

68,892

73,833

TOTAL REINSURANCE

$825,145

$1,068,114

$1,371,889

TOTAL COMPANY SUBTOTAL

$2,251,511

$1,809,670

$1,948,634

DEPOSIT ACCOUNTING ADJUSTMENT

[a]

 (5,091)

 (28,555)

(158,992)

REPORTED TOTALS

$2,246,420

$1,781,115

$1,789,642

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

FOR THE YEARS ENDED

Appendix – Consolidated Segment Data

For the year ended December 31, 2008

Total

Deposit

Company

Accounting

Reported

Insurance

Reinsurance

Sub-total

Adjustment [a]

Totals

UNDERWRITING REVENUES

Gross premiums written

$1,426,366

$825,145

$2,251,511

($5,091)

$2,246,420

Net premiums written

$980,598

$808,783

$1,789,381

($5,091)

$1,784,290

Net premiums earned

$920,389

$855,072

$1,775,461

($8,976)

$1,766,485

Other underwriting loss

---

---

---

(3,973)

(3,973)

Total underwriting revenues

$920,389

$855,072

$1,775,461

($12,949)

$1,762,512

UNDERWRITING EXPENSES

Losses and loss expenses

$681,735

$459,413

$1,141,148

($5,717)

$1,135,431

Acquisition expenses

103,783

204,912

308,695

(8,782)

299,913

General and administrative expenses

103,211

113,154

216,365

---

216,365

Total expenses

$888,729

$777,479

$1,666,208

($14,499)

$1,651,709

UNDERWRITING INCOME

$31,660

$77,593

$109,253

$1,550

$110,803

GAAP RATIOS

Loss ratio

74.1%

53.7%

64.3%

63.7%

64.3%

Acquisition expense ratio

11.3%

24.0%

17.4%

97.8%

17.0%

General and administrative expense ratio

11.2%

13.2%

12.2%

---

12.2%

Combined ratio

96.6%

90.9%

93.9%

161.5%

93.5%

STATUTORY RATIOS

Loss ratio

74.1%

53.7%

64.3%

63.7%

64.3%

Acquisition expense ratio

10.6%

23.5%

16.5%

155.6%

16.1%

General and administrative expense ratio

11.7%

14.0%

12.7%

---

12.8%

Combined ratio

96.4%

91.2%

93.5%

219.3%

93.2%

[a]

For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.  The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

Stated objective is to limit
our loss in a 1-in-100 year to
25% of our capital or less;
our current level is 22.6% of
shareholders’ equity at
December 31, 2008.

Appendix – Annual Aggregate Risk Curve

Endurance Operating Income Profile

as of January 1, 2009

-1000

-750

-500

-250

0

250

500

750

Operating Result  -  $ Millions

1-in-500

Year

$930 Mil Loss

1-in-250

Year

$778 Mil

Loss

1-in-100

Year

$499 Mil

Loss

1-in-50

Year

$345 Mil

Loss

1-in-25

Year

$179 Mil

Loss

1-in-10

Year

$19 Mil Gain

Average

Result

$320 Mil

Gain

Median

Result

$370 Mil

Gain

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.  The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses.  The operating income depicted  excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our most recent Annual Report on Form 10-K.

Appendix – Twenty-Five Largest Corporate Holdings

As of December 31, 2008

Amortized

Unrealized

Credit

ISSUER (1) (2) (4)

Cost

Fair Value

Gain (Loss)

Quality (3)

CITIGROUP INC

$21,909

$21,323

($586)

A/A

PRUDENTIAL FINANCIAL INC

20,965

19,211

(1,754)

AA/Aa

ORACLE CORPORATION

17,637

17,923

286

A/A

JPMORGAN CHASE & CO

17,471

17,440

(31)

AA/Aa

GENERAL ELECTRIC CO

15,610

15,507

(103)

AAA/Aaa

WELLS FARGO & COMPANY

15,000

15,060

60

AA/Aa

LLOYDS BANKING GROUP PLC

15,356

14,741

(615)

AA/Aa

VERIZON COMMUNICATIONS INC.

13,672

13,288

(384)

A/A

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

13,290

13,058

(232)

AA/Aa

HSBC HOLDINGS PLC

13,452

13,037

(415)

AA/Aa

AT&T INC

12,895

12,930

35

A/A

VODAFONE GROUP PLC

12,493

12,278

(215)

A/A

ROYAL BANK OF SCOTLAND GROUP PLC

11,133

10,444

(689)

AA/Aa

BANK OF AMERICA CORP

10,535

10,221

(314)

AA/Aa

ING GROEP NV

9,816

9,693

(123)

A/A

SIEMENS AG

9,403

9,525

122

AA/Aa

GENWORTH FINANCIAL INC.

9,000

8,820

(180)

A/A

BERKSHIRE HATHAWAY INC.

8,623

8,621

(2)

A/A

CISCO SYSTEMS, INC.

8,213

8,479

266

A/A

ASTRAZENECA PLC

8,156

8,305

149

AA/Aa

DEERE & CO

8,042

8,052

10

A/A

PEPSI BOTTLING GROUP INC

7,712

7,868

156

A/A

METLIFE INC

7,479

7,127

(352)

AA/Aa

CATERPILLAR INC

6,094

6,130

36

A/A

PEPSICO INC

5,871

6,005

134

AA/Aa

(1)  Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.
(2)  Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.
These exposures exclude asset and mortgage-backed securities that were issued, sponsored or serviced by the parent.
(3) Represents weighted average credit quality of underlying issues.
(4) Excludes fixed income preferred securities.

Appendix – Operating Income Reconciliation

Earnings Per Share Information – As Reported, GAAP

QUARTERS ENDED

YEARS ENDED

DEC. 31,

DEC. 31,

2008

2007

2008

2007

Net income

$16,864

$152,530

$98,624

$521,107

Add (Less) after-tax items:

Net foreign exchange losses

32,129

4,175

44,925

3,258

Net realized losses on investments

11,035

4,003

54,490

16,585

Operating income before preferred dividends

$60,028

$160,708

$198,039

$540,950

   Preferred dividends

(3,875)

(3,875)

(15,500)

(15,500)

Operating income available to common

shareholders

$56,153

$156,833

$182,539

$525,450

Weighted average common shares outstanding

Basic

56,093

62,225

57,756

64,697

Dilutive

59,616

68,326

62,795

70,540

Basic per common share data

Net income available to common shareholders

$0.23

$2.39

$1.44

$7.82

Add (Less) after-tax items:

Net foreign exchange losses

0.57

0.07

0.78

0.05

Net realized losses on investments

0.20

0.06

0.94

0.25

Operating income available to common

shareholders

$1.00

$2.52

$3.16

$8.12

Diluted per common share data

Net income available to common shareholders

$0.22

$2.18

$1.32

$7.17

Add (Less) after-tax items:

Net foreign exchange losses

0.54

0.06

0.72

0.05

Net realized losses on investments

0.18

0.06

0.87

0.23

Operating income available to common

shareholders

$0.94

$2.30

$2.91

$7.45

Appendix – Book Value Per Share

2008

2007

DILUTIVE COMMON

Price per share at period end

$30.53

$41.73

SHARES OUTSTANDING:

AS-IF CONVERTED [a]

Basic common shares outstanding

[b]

56,128

59,384

Add: unvested restricted shares and restricted share units

1,120

1,041

Add: dilutive warrants outstanding

5,095

7,095

Weighted average exercise price per share

$14.87

$15.87

Add: dilutive options outstanding

2,011

2,045

Weighted average exercise price per share

$17.51

$18.12

Book Value

[c]

$2,007,283

$2,312,259

Add: proceeds from converted warrants

75,763

112,593

Add: proceeds from converted options

35,213

37,059

Pro forma book value

$2,118,259

$2,461,911

Dilutive shares outstanding

64,354

69,564

Basic book value per common share

$35.76

$38.94

Diluted book value per common share

$32.92

$35.39

DILUTIVE COMMON

Price per share at period end

$30.53

$41.73

SHARES OUTSTANDING:

TREASURY STOCK

Basic common shares outstanding

[b]

56,128

59,384

METHOD

Add: unvested restricted shares and restricted share units

1,120

1,041

Add: dilutive warrants outstanding

5,095

7,095

Weighted average exercise price per share

$14.87

$15.87

Less: warrants bought back via treasury method

(2,482)

(2,698)

Add: dilutive options outstanding

2,011

2,045

Weighted average exercise price per share

$17.51

$18.12

Less: options bought back via treasury method

(1,154)

(889)

Dilutive shares outstanding

60,718

65,978

Basic book value per common share

$35.76

$38.94

Diluted book value per common share

$33.06

$35.05

[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b] Basic common shares includes vested restricted share units.

[c] Excludes the $200 million liquidation value of the preferred shares.

DEC. 31,